SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

December 30, 2002
(Date of earliest event reported)

ACE CASH EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20774 (Commission file number)	75-2142963 (I.R.S. employer identification no.)

1231 Greenway Drive, Suite 600
Irving, Texas 75038
(Address of principal executive offices)

(972) 550-5000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Item 5. Other Events
SIGNATURES

Item 5. Other Events

On December 30, 2002, the Registrant (“ACE”) entered into separate agreements to end pending litigation or administrative proceedings with, and to receive certain licenses from, regulatory authorities in the State of Ohio and Florida. Also, as of January 1, 2003, ACE implemented its transition from offering at its stores short-term loans made by Goleta National Bank (“Goleta”) to offering other short-term loans or deferred-deposit-transaction services in accordance with state law and regulations in various states.

Agreement with the Ohio Division of Financial Institutions

ACE’s agreement with the Ohio Division of Financial Institutions ended an administrative proceeding that the Superintendent of Financial Institutions initiated against ACE in July 2001. In that proceeding, the Superintendent sought to cause ACE to cease its activities with Goleta regarding short-term loans in Ohio. In October 2001, Goleta filed an action in the United States District Court for the Southern District of Ohio seeking to enjoin the Superintendent from pursuing the proceeding. On December 18, 2002, the federal court held that Goleta had not suffered any injury or harm by the administrative proceeding and, therefore, could not maintain its action against the Superintendent. In dismissing the action, the court did not address the merits of Goleta’s or the Superintendent’s claims regarding whether Goleta or ACE was the lender or maker of the short-term loans under Ohio law.

In the agreement between ACE and the Ohio Division of Financial Institutions:

•	The Superintendent agreed to withdraw the administrative proceeding and to issue the licenses necessary for ACE to make short-term consumer loans under the Ohio Small Loan Act.

•	ACE agreed to pay $16,000 in licensing fees to the Division of Financial Institutions and to mail Goleta’s previous borrowers in Ohio coupons worth a total of approximately $250,000 that can be redeemed for discounts on future short-term loans made by ACE under Ohio law.

Agreement with the Attorney General and the Department of Business and Finance of the State of Florida

The agreement with the Attorney General and the Department of Business and Finance of the State of Florida provides for the Attorney General’s dismissal with prejudice of all its remaining claims against ACE and certain of ACE’s directors, officers, and employees in the pending Eugene R. Clement v. Ace Cash Express, Inc. and Neil Gillespie v. Ace Cash Express, Inc. lawsuit in Florida and the dismissal with prejudice of the Attorney General’s pending appeal of certain other claims that had been dismissed by the trial court in that lawsuit. All of those claims related to ACE’s activities as a provider of deferred-presentment transactions in Florida before short-term loans made by Goleta were offered at ACE’s stores in Florida. The Attorney General’s claims to be dismissed are the only ones remaining in that lawsuit.

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Also under the agreement, the Department of Business and Finance agreed to issue the licenses necessary for ACE to act as a Deferred Presentment Provider in Florida effective December 30, 2002, as well as the licenses necessary for ACE to continue providing third-party bill-payment services in Florida.

Though neither the Attorney General nor the Department of Business and Finance had asserted any claims against ACE or Goleta regarding the Goleta loans offered at ACE’s stores in Florida, ACE agreed to discontinue its services related to the origination and renewal of Goleta loans in Florida by December 31, 2002, and Goleta and ACE agreed to cancel, and discontinue collection activities regarding, any Goleta loans made in Florida that were delinquent as of October 1, 2002. ACE does not believe the amount of those canceled loans is material. ACE may, however, continue to service and collect any other unpaid Goleta loans after January 1, 2003. The Attorney General and the Department of Business and Finance released ACE, as well as Goleta, from any and all claims related to the offering of loans, including Goleta loans, in Florida.

In exchange for the licenses and the full releases from the Attorney General and the Department of Business and Finance, ACE agreed to pay $250,000 to the University of Florida law school, to forgive amounts due from the Attorney General (for court costs and attorneys’ fees) that had been awarded to ACE by the trial court in the Clement lawsuit, and to pay $250,000 to the Department of Business and Finance.

Transition to State-regulated Loans

ACE’s transition from offering Goleta loans to offering state-regulated loans or similar services or products required it to obtain licenses in certain states where Goleta loans had been offered and to enter into a relationship with a Kentucky state bank regarding deferred-deposit services offered in Arkansas, Pennsylvania, and Texas. As of January 1, 2003, ACE was not offering any alternative loan service or product in any of its stores in Alabama, Georgia, Maryland, and North Carolina. As of January 1, 2003, ACE was offering a small short-term loan or deferred-deposit service in 861, or approximately 88%, of its Company-owned stores.

Forward-looking Statements

The statements made above in this Report contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “should,” “would,” and terms with similar meanings.

Although ACE believes that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations, and the related statements, are based on the assumptions of ACE’s management and are inherently subject to risks, uncertainties, and other factors, many of which are not under ACE’s control and may not even be predictable. Any inaccuracy in the assumptions, as well as those risks, uncertainties, and other factors, could cause the actual results to differ materially from those projected in the forward-looking statements. Those risks, uncertainties, and factors include, but are not limited to:

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•	the matters described in ACE’s Annual Report on Form 10-K for its fiscal year ended June 30, 2002, and its other public filings;

•	ACE’s relationships with Travelers Express Company, Inc. and its affiliates, and with ACE’s bank lenders;

•	ACE’s relationship with Goleta and the cessation of that relationship;

•	federal and state governmental regulation of check-cashing, short-term consumer lending, and related financial services businesses;

•	the results of litigation regarding short-term consumer lending activities;

•	theft and employee errors; the availability of adequate financing, suitable locations, acquisition opportunities and experienced management employees to implement the ACE’s growth strategy;

•	increases in interest rates, which would increase ACE’s borrowing costs;

•	the fragmentation of the check-cashing industry and competition from various other sources, such as banks, savings and loans, short-term consumer lenders, and other similar financial services entities, as well as retail businesses that offer products and services offered by ACE;

•	the terms and performance of third-party products and services offered at ACE locations; and

•	customer demand and response to products and services offered at ACE locations.

ACE does not assume, but expressly disclaims, any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in ACE’s views or expectations, or otherwise. ACE makes no prediction or statement about the performance of ACE’s Common Stock.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC

Dated:	January 6, 2003	By:	/s/ JOE W. CONNER

Joe W. Conner Senior Vice President and Chief Financial Officer

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